SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934


Filed by the Registrant  _X_
Filed by a Party other than the Registrant
Check the appropriate box:
___  Preliminary Proxy Statement
___  Confidential, for Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))
___  Definitive Proxy Statement
___  Definitive Additional Materials
___ Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

________________________________________________________________________________
                             THE TOPPS COMPANY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

_X_   No fee required.
___   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:
            ____________________________________________________________________
      (2)   Aggregate number of securities to which transaction applies:
            ____________________________________________________________________
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            ____________________________________________________________________
      (4)   Proposed maximum aggregate value of transaction:
            ____________________________________________________________________
      (5)   Total fee paid:
            ____________________________________________________________________

___   Fee paid previously with preliminary materials.

___ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)    Amount Previously Paid:
             ___________________________________________________________________
      (2)    Form, Schedule or Registration Statement No.:
             ___________________________________________________________________
      (3)    Filing Party:
             ___________________________________________________________________
      (4)    Date Filed:
             ___________________________________________________________________

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create your electronic voting ins-truction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instruction up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL -
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to the The Topps Company, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK IN AS FOLLOWS:              TOPPS1  KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------
                                                                               DETACH AND RETURN THIS PORTION ONLY

                                THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE TOPPS COMPANY, INC.
(Please read both sides before signing)

The Board of Directors recommends a vote FOR all
nominees for director and FOR items 2 and 3.
The undersigned authorizes and instructs
        said proxies to vote as follows:                For  Withhold  For All  To withhold authority to vote, mark
                                                        All    All     Except   "For All Except" and write the
                                                                                nominee's number on the line below
   ELECTION OF DIRECTORS
   1.  01) Stephen D. Greenberg, 02) Ann Kirschner
       and 03) Richard Tarlow                           ___     ___     ___     __________________________________

   Vote On Proposals                                    For   Against   Abstain
   2.  To ratify and approve the Amendment and           ___     ___      ___
       Restatement of the Company's 1994 Non-           /__/    /__/     /__/
       Employee Directors Stock Option Plan.

   3.  To ratify the appointment of Deloitte
       & Touche LLP as independent auditors for
       The Topps Company, Inc. for the fiscal            ___     ___      ___
       year ending March 1, 2003                        /__/    /__/     /__/

    Please sign exactly as your name appears above.

    _______________________________________              ________________________________
   /______________________________/_______/             /________________________/______/
Signature(PLEASE SIGN WITHIN BOX)  Date                 Signature (Joint Owners)    Date

---------------------------------------------------------------------------------------------------------------
PROXY
                                        THE TOPPS COMPANY, INC.

     The undersigned  hereby appoints ARTHUR T. SHORIN and SCOTT A. SILVERSTEIN, each of them, the attorneys and proxies of the  undersigned,  with full power of substitution,  to vote on beheft of the undersigned all the shares of stock of THE TOPPS COMPANY,  INC.,  which the  undersigned  is entitled to vote at the  Annual
Meeting of Stockholders of the Company to be held at J.P. Morgan  Chase & Co., 270 Park Avenue, New York, NY
on June 27, 2002 at 10:30 a.m.(local time)and at any adjournments thereof, hereby revoking any proxy hereto-
fore given with respect to such stock.

     This  Proxy when  properly executed  will be voted in the manner  directed herein and in the discretion of the aforementioned  proxies on all  other  matters  which may  properly come  before the  meeting.  If no instructions to the contrary is  indicated,  this Proxy will be voted FOR all  nominees for director and FOR
Items 2 and 3.

     Please return this proxy in the  accompanying  business reply envelope even if you  expect to attend in person.

                         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
---------------------------------------------------------------------------------------------------------------

                             THE TOPPS COMPANY, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 27, 2002


To the Stockholders of
THE TOPPS COMPANY, INC.

     I am pleased to invite you to attend the annual meeting of stockholders (the "Annual Meeting") of The Topps Company, Inc., a Delaware corporation (the "Company"), which will be held at J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York, on June 27, 2002 at 10:30 A.M., Eastern Standard time, for the following purposes:

     1. To elect three directors to serve for three-year terms until the annual meeting of stockholders to be held in the year 2005;

     2. To ratify and approve the Amendment and Restatement of the Company's 1994 Director Stock Option Plan;

     3. To ratify the appointment by the Board of Directors of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending March 1, 2003; and

     4. To transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business on May 15, 2002 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

                                        By order of the Board of Directors,


                                                   Arthur T. Shorin
                                                Chairman, President and
                                                Chief Executive Officer



Dated: May 31, 2002



Whether or not you expect to be present at the Annual Meeting, please date and sign the enclosed proxy and return it promptly in the enclosed envelope. In the event you attend the Annual Meeting and vote in person, the proxy will not be used.

                             THE TOPPS COMPANY, INC.

                              One Whitehall Street
                            New York, New York 10004

                                 PROXY STATEMENT

                                     GENERAL

     The Board of Directors of The Topps Company, Inc. (the "Company") is furnishing this proxy statement (the "Proxy Statement") to all stockholders of record so that they will submit their proxies to be voted at the Annual Meeting of stockholders of the Company (the "Annual Meeting") and at any adjournment or postponement of the annual meeting. The Annual Meeting will be held at J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York, on June 27, 2002 at 10:30 A.M., Eastern Standard time. A copy of the Company's Annual Report to Stockholders for the fiscal year ended March 2, 2002 is being mailed to all stockholders with this Proxy Statement. The annual report is also available on the internet at www.topps.com. The approximate mailing date of this Proxy Statement is May 31, 2002.

Proxy Information
-----------------

     Proxies in the form enclosed are being solicited by, or on behalf of, the Company's Board of Directors (the "Board of Directors"). The persons named in the accompanying form of proxy have been designated as proxies by the Board of Directors.

     All proxies received as a result of this request will be voted (except as to matters where authority to vote is specifically withheld). Where the proxy asks that a stockholder choose for or against a proposal, the proxy will be voted in accordance with the stockholder's choice. If no choice is indicated on the proposals, the Board of Directors will vote on behalf of the persons named in the proxy: (i) for the nominees for election as directors of the Company listed herein, (ii) for the ratification and approval of the Amendment and Restatement of the Company's 1994 Non-Employee Director Stock Option Plan (as amended and restated, the "Amended Directors Plan") and (iii) for the ratification of the appointment by the Board of Directors of Deloitte & Touche LLP as auditors for the Company for the fiscal year ending March 1, 2003. If any other matter should be presented at the Annual Meeting upon which a vote may properly be taken, the shares represented by the proxy will be voted at the discretion of the proxies.

     Stockholders who submit proxies may revoke them at any time before they are voted by written notice to the Company by either submitting a new proxy or by personal ballot at the Annual Meeting.

Record Date and Voting
----------------------

     As of May 15, 2002, the Company had outstanding 41,913,151 shares of common stock, par value $.01 per share ("Common Stock"), entitled to be voted at the Annual Meeting. Each share is entitled to one vote on each matter submitted to a vote of stockholders. Only stockholders of record at the close of business on May 15, 2002 will be entitled to vote at the Annual Meeting. If your shares are registered directly in your name with the Company's transfer agent, Mellon Investor Services, you are considered with respect to those shares the stockholder of record, and these proxy materials are being sent directly to you. As the stockholder of record, you have the right to submit your voting proxy directly to the Company using the enclosed proxy card or to vote in person at the Annual Meeting.

     If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name". These proxy materials are being forwarded to you by your broker who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker to vote your shares, and your broker or nominee has enclosed a voting instruction card for you to use. You are also invited to attend the Annual Meeting; however, since you are not the stockholder of record, you may not vote these shares in person at the meeting.

     Under Delaware law and the Company's bylaws, the presence of a quorum is required to transact business at the Annual Meeting. A quorum is defined as the presence, either in person or by proxy, of a majority of the shares entitled to vote. Proxies marked "abstain" will be included in determining a quorum. On routine matters, brokers who hold customer shares in "street name" but have not timely received voting instructions from their customers have discretion to vote such shares. Since all of the matters to be voted upon at the Annual Meeting are routine, the presence of such shares will be included in determining whether a quorum is present.

     Under Delaware law and the Company's bylaws, proposals must be approved by the affirmative vote of a majority or, in the case of the election of directors, a plurality, of the shares present, either in person or by proxy, at the Annual Meeting and entitled to vote. Accordingly, abstentions will have the same effect as votes "against" a proposal, whereas instructions to withhold voting on the election of any nominee for director will have no effect on the outcome of the vote.

Security Ownership of Certain Beneficial Owners and Management
--------------------------------------------------------------

     The following table sets forth information available to the Company as to shares of Common Stock owned as of May 15, 2002 by (i) each person known to the Company to be the beneficial owner of more than five percent of the outstanding Common Stock, (ii) each director and nominee for election as a director, (iii) each person designated in the section of this Proxy Statement captioned "Executive Compensation" and (iv) all directors and executive officers as a group. Except as otherwise indicated, each person named below has sole investment and voting power with respect to the shares of Common Stock shown.


                                            Amount and Nature       Percentage
                                              of Beneficial         of Shares
Name of Beneficial Owner                        Ownership         Outstanding(1)
________________________________________________________________________________

Arthur T. Shorin (2)(3)                          3,225,489               7.5%
Ronald L. Boyum (4)                                 84,500                *
Allan A. Feder (2)(5)                              101,000                *
Ira Friedman (6)                                    87,500                *
Stephen D. Greenberg (7)                           180,000                *
Ann Kirschner (8)                                   51,000                *
David M. Mauer (9)                                 118,000                *
Edward D. Miller (10)(11)                           17,000                *
Jack H. Nusbaum (12)                               136,000                *
John Perillo (13)                                  176,167                *
Scott A. Silverstein (2)(14)                       246,000                *
Richard Tarlow (15)                                 51,000                *
Stanley Tulchin (16)                               153,175                *
Private Capital Management, Inc.(17)
     8889 Pelican Bay Blvd.                      7,507,674              17.9%
     Naples, Florida 34103
Royce & Associates LLC (18)
     1414 Avenue of the Americas                 4,278,100              10.2%
     New York, New York 10019
Merrill Lynch & Co., Inc. (19)
     Merrill Lynch Investment Mangers (MLIM)
     World Financial Center                      2,409,921              5.8%
     250 Vesey Street
     New York, New York 10381
All directors and executive officers
     as a group (19 persons)                     5,732,224             12.9%
_______________
*less than 1.0%

(1) Pursuant to regulations of the Securities and Exchange Commission, shares are deemed to be "beneficially owned" by a person if such person directly or indirectly has or shares the power to vote or dispose of such shares, or has the right to acquire the power to vote or dispose of such shares within 60 days, including any right to acquire through the exercise of any option, warrant or right.

(2) Does not include 50,000, 1,378 and 20,702 shares of Common Stock owned by immediate family members of each of Messrs. Shorin, Feder and Silverstein, respectively. Messrs. Shorin, Feder and Silverstein disclaim beneficial ownership of such shares.

(3)  Includes 932,500 shares of Common Stock issuable upon exercise of options.

(4)  Includes 74,500 shares of Common Stock issuable upon exercise of options.

(5)  Includes 61,000 shares of Common Stock issuable upon exercise of options.

(6)  Includes 70,500 shares of Common Stock issuable upon exercise of options.

(7)  Includes 89,000 shares of Common Stock issuable upon exercise of options.

(8)  Includes 51,000 shares of Common Stock issuable upon exercise of options.

(9)  Includes 89,000 shares of Common Stock issuable upon exercise of options.

(10) Appointed to The Board of Directors to serve out the remainder of Mr. Wm. Brian Little's term effective June 4, 2001.

(11) Includes 17,000 shares of Common Stock issuable upon exercise of options.

(12) Includes 78,000 shares of Common Stock issuable upon exercise of options.

(13) Includes 154,500 shares of Common Stock issuable upon exercise of options.

(14) Includes 236,000 shares of Common Stock issuable upon exercise of options.

(15) Includes 51,000 shares of Common Stock issuable upon exercise of options.

(16) Includes 78,000 shares of Common Stock issuable upon exercise of options.

(17) Based upon a Schedule 13G filed on February 15, 2002 with the SEC by Private Capital Management, Inc.

(18) Based upon a Schedule 13G filed on May 7, 2002 with the SEC by Royce & Associates, LLC.

(19) Based upon a Schedule 13G filed on January 30, 2002 with the SEC by Merrill Lynch and Co. Inc.

                              ELECTION OF DIRECTORS

     There are currently nine members of the Board of Directors which is divided into three classes (each with three members), with each class serving for a period of three years. One class of directors is elected by the stockholders annually. This year, Messrs. Stephen D. Greenberg, Richard Tarlow and Dr. Ann Kirschner have been nominated to stand for re-election for a term that expires at the annual meeting of stockholders to be held in the year 2005.

     Should any one or more of these nominees become unable to serve for any reason or, for good cause, will not serve, which is not anticipated, the Board of Directors may designate substitute nominees, unless the Board of Directors by resolution provides for a lesser number of directors. In this event, the proxy holders will vote for the election of such substitute nominee or nominees.

     The following table sets forth the name, age and principal business experience during the past five years of each director of the Company.

                                                                                                            Director of the
                                                                Business Experience                         Company or its
                                                               During Past 5 Years,                          Predecessors
                 Name                                        Age and Other Information                           Since
----------------------------------------------------------------------------------------------------------------------------
Nominees to Serve in Office Until 2005
                                        Managing Director, Allen & Company, Incorporated since January
                                        2002. Chairman of Fusient Media Ventures, Inc. from January 2000 through December 2001. Private Investor from November 1998 to
Stephen D. Greenberg                    December 1999. President of Classic Sports Network, Inc. from            1993
                                        November 1993 through October 1998. Mr. Greenberg is 53 years of age.

                                        Chief Executive Officer and President of FATHOM (the first interactive knowledge network) since 1999. Dr. Kirschner was Vice
                                        President of Programming and Media Development for the National
Ann Kirschner                           Football League from November 1994 through January 1999. Dr.             1999
                                        Kirschner is also on the Board of Directors of New York New Media
                                        Association. Dr. Kirschner is 51 years of age.

                                        Chairman of Carlson & Partners (an advertising agency) since 1988.
                                        Mr. Tarlow was President of Tarlow Advertising, a division of
Richard Tarlow                          Revlon Inc., from 1987 to 2000 and Executive Vice President of           1999
                                        Revlon Inc. from 1988 to 2000. Mr. Tarlow is 60 years of age.



                                       4

Directors to Continue in Office Until
2004
                                        An independent business consultant for more than the past five years and Chief Executive Officer of Vitarroz Corporation (a
Allan A. Feder                          proprietary brand food company) from 1988 to 2000. Mr. Feder is          1992
                                        also a director of Edward Don & Co., Inc. Mr. Feder is 70 years of age.

                                        An independent business consultant as of July 2001. Served as
                                        President and Chief Executive Officer of Riddell Sports Inc. from
David M. Mauer                          1993 until June 2001. Mr. Mauer is also a member of the CEO              1996
                                        Council of the National Center for Missing and Exploited Children.
                                        Mr. Mauer is 53 years of age.

                                        Chairman of the New York law firm of Willkie Farr & Gallagher and a partner in that firm for more than thirty years. Mr. Nusbaum is also a director of W. R. Berkley Corporation; Neuberger Berman,
Jack H. Nusbaum                         Inc.; Pioneer Companies, Inc.; Prime Hospitality Corp.; Strategic        1992
                                        Distribution, Inc.; and Hirschl & Adler Galleries, Inc. Mr.
                                        Nusbaum is 61 years of age.

Directors to Continue in Office Until
2003
                                        Chairman of the Board and Chief Executive Officer of the Company
                                        and its predecessor since 1980. Mr. Shorin was appointed the
Arthur T. Shorin                        President of the Company in November 1997. Mr. Shorin is the             1960
                                        father-in-law of Scott A. Silverstein, an executive officer of the
                                        Company. Mr. Shorin is 66 years of age.

                                        Member of the Supervisory Board and Senior Advisor to the Chief
                                        Executive Officer of AXA Group since July 2001. Mr. Miller served as President and Chief Executive Officer of AXA Financial, Inc. from
                                        August 1997 through June 2001. Mr. Miller was Senior Vice Chairman
Edward D. Miller                        of the Chase Manhattan Corporation from 1996 through July 1997.          2001
                                        Mr. Miller is also a director of Keyspan Corp. and Chairman of the
                                        Board of Directors of Phoenix House. Mr. Miller is 61 years of age.

                                        Chairman of Stanley Tulchin Associates, Inc. (a commercial collection agency) since 1955. Mr. Tulchin has also been Chairman and Chief
Stanley Tulchin                         Executive Officer of Reprise Capital Corporation (a venture capital      1987
                                        fund) for more than the past five years. Mr.Tulchin is 75 years of age.

     The Board of Directors met six times during the fiscal year ended March 2, 2002. Each of the directors who served during such period, except for Dr. Kirschner, attended at least 75% of the aggregate number of meetings of the Board of Directors and any committee of which they were members during such period.

Compensation Committee
----------------------

     The Company has a Compensation Committee responsible for recommending officers' remuneration and administering The Topps Company, Inc. 2001 Stock Incentive Plan (the "Stock Incentive Plan"), the 1996 Stock Option Plan and the 1987 Stock Option Plan. The members of the Compensation Committee for the fiscal year ended March 2, 2002 were Messrs. Richard Tarlow and Stanley Tulchin, neither of whom is an employee of the Company. The Compensation Committee held five meetings during the fiscal year ended March 2, 2002.

Audit Committee
---------------

     The Audit Committee is responsible for overseeing the Company's accounting functions and internal controls and for recommending to the Board of Directors, subject to stockholder ratification, the selection of the Company's independent accountants. The Audit Committee is composed of independent directors of the Company, as defined by Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards, and acts pursuant to a written charter adopted by the Board of Directors. The members of such committee for the fiscal year ended March 2, 2002 were Messrs. Allan A. Feder, Stephen D. Greenberg, David M. Mauer and Stanley Tulchin. During the fiscal year ended March 2, 2002, there were two meetings of the Audit Committee. Effective April 15, 2002, Mr. Mauer resigned from the Audit Committee as he has accepted a position as Special Consultant to the Company. None of the current members of the Audit Committee are employees of the Company.

     The Company does not have a nominating committee.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

     The Company's executive officers, directors and ten percent stockholders are required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to file reports of ownership and changes in ownership with the SEC. Based solely upon its review of the copies of reports furnished to the Company through the date hereof, or written representations that no reports were required to be filed, except as stated below, the Company believes that all filing requirements applicable to its executive officers, directors and ten percent stockholders were complied with during the fiscal year ended March 2, 2002.

     Michael J. Drewniak, an executive officer of the Company, failed to timely report on Form 4 the exercise of 6,000 options on June 2, 2000, the sale of the resulting 6,000 shares of Common Stock on June 28, 2001, and the exercise of 6,000 options on June 28, 2001. Mr. Drewniak filed a Form 4 disclosing these transactions on July 27, 2001. Ira Friedman, an executive officer of the Company, failed to timely report on Form 4 the exercise of 15,416 options on March 27, 2000. Mr. Friedman filed a Form 4 disclosing this transaction on May 8, 2001.

Compensation of Directors
-------------------------

     For the fiscal year ended March 2, 2002, pursuant to the Amended Directors Plan, each of Mr. Allan A. Feder, Mr. Stephen D. Greenberg, Dr. Ann Kirschner, Mr. David M. Mauer, Mr. Edward D. Miller, Mr. Jack H. Nusbaum, Mr. Richard Tarlow and Mr. Stanley Tulchin, none of whom is an employee of the Company, received options to purchase 17,000 shares of Common Stock at a price of $10.9375 per share. These options become exercisable on June 27, 2002 and have a term of ten years from the date of grant.

     Directors who are also officers of the Company are not compensated for their duties as a director.

                             EXECUTIVE COMPENSATION

     The following table sets forth for each of the last three fiscal years information regarding the compensation of (i) the Company's Chief Executive Officer, (ii) the four other most highly compensated persons who were executive officers at the end of the fiscal year ended March 2, 2002 and (iii) any other person who would have been among the four other most highly compensated but was not an executive officer at the end of the last fiscal year (each, a "Named Executive Officer").

                                Summary Compensation Table (1)
                                ------------------------------

                                                                        Long Term
                                       Annual Compensation         Compensation Awards
                                ------------------------------------------------------
                                Fiscal                                   Securities
                                 Year     Salary(2)      Bonus     Underlying Options/
Name and Principal Position     Ended       ($)           ($)            SARs (#)
--------------------------------------------------------------------------------------
Arthur T. Shorin
Chairman, President and Chief    2002     960,130    1,076,078 (3)          --
Executive Officer                2001     838,082      502,849              --
                                 2000     822,269      493,361          250,000
Ronald L. Boyum
Vice President--Marketing and    2002     286,000      171,612              --
Sales and General Manager        2001     277,308      166,385           11,000
Confectionery                    2000     263,539      158,123           35,000

Scott A. Silverstein(4)
Executive Vice Present           2002     260,442      156,265              --
                                 2001     245,962      147,534           60,000
                                 2000     207,012      124,096           45,000

John Perillo
Vice President--Operations       2002     248,471      149,083              --
                                 2001     238,981      143,388           12,000
                                 2000     227,385      136,431           25,000

Ira Friedman
Vice President--Publishing       2002     236,028      141,617              --
and New Product Development      2001     225,316      135,190           12,000
                                 2000     210,507      126,304           30,000


(1) Because none of the Named Executive Officers received (a) perquisites and other personal benefits (including, for certain of the Named Executive Officers, medical reimbursements, moving expenses and car use allowances) in excess of the lesser of $50,000 or 10% of such officer's annual salary and bonus, (b) any other compensation required to be reported or (c) any restricted stock awards, the columns entitled "Other Annual Compensation," "Restricted Stock Awards," "LTIP Payouts" and "All Other Compensation" are inapplicable and have therefore been omitted from the table.

(2) The Company's fiscal year ended March 3, 2001 consisted of 53 weeks, while the two other fiscal years in the table contained 52 weeks. Therefore, salary levels for the fiscal year ended March 3, 2001 reflect an additional one week's salary.

(3) Includes payment of extension bonus of $500,000 under Mr. Shorin's employment agreement for agreeing to extend the terms of his employment.

(4)  Mr. Silverstein is the son-in-law of Mr. Shorin.


                      Option/SAR Grants in Last Fiscal Year
                      -------------------------------------

     There were no stock options or stock appreciation rights granted in the fiscal year ended March 2, 2002 to the Named Executive Officers.

               Aggregate Option/SAR Exercises in Last Fiscal Year
                          and FY-End Option/SAR Values

     The following table provides information regarding the exercise of options/SARs during the fiscal year ended March 2, 2002 and the number and value of unexercised options and SARs held at fiscal year end by each of the Named Executive Officers.

          (a)                (b)               (c)                  (d)                             (e)

                                                            Number of Securities          Value of Unexercised
                                                           Underlying Unexercised             In-the-Money
                                                                Options/SARs                  Options/SARs
                                                                at FY-End (#)                 at FY-End ($)
                                                         ----------------------------------------------------------

                        Shares Acquired      Value
         Name           on Exercise (#)   Realized ($)   Exercisable   Unexercisable   Exercisable   Unexercisable
-------------------------------------------------------------------------------------------------------------------
Arthur T. Shorin                 --             --         932,500            --        3,572,837           --
Ronald L. Boyum              60,000        411,613         159,000         5,500          344,003          468
Scott A. Silverstein             --             --         236,000        20,000        1,133,063       39,200
John Perillo                 21,667        183,665         148,500         6,000          659,188          510
Ira Friedman                 62,084        167,338         104,500         6,000          388,525          510


                                        Equity Compensation Plan Information

                                                                                          (c) Number of securities
                                                                                           remaining available for
                                 (a) Number of Securities to    (b) Weighted-average        future issuance under
                                  be issued upon exercise of      exercise price of       equity compensation plans
                                     outstanding options,        outstanding options,       (excluding securities
Plan Category                        warrants and rights         warrants and rights      reflected in column (a))
-------------------------------------------------------------------------------------------------------------------
Equity compensation plans
approved by shareholders
 -Directors Plan                            480,000                    8.1099                         125,000
 -2001 Plan                               3,476,127                    6.7120                       2,195,112
                                  ---------------------------------------------------------------------------------
   TOTAL                                  3,956,127                    6.8616                       2,320,112
                                  =================================================================================

Pension Benefits
----------------

     The Company maintains a tax qualified non-contributory defined benefit pension plan for its eligible employees (the "Retirement Plan"). The Summary Compensation Table contained in this Proxy Statement does not include the benefit accruals in respect of the Named Executive Officers under the Retirement Plan. The estimated annual pension benefits under the Retirement Plan, assuming retirement at age 65, at various levels of compensation and years of credited service are illustrated by the following table:

                                        Annual Retirement Benefit for Specified
                                             Years of Credited Service(1)(2)

   Highest Average
   Compensation(3)           15              20            25             30            35            40            50
                      ------------------------------------------------------------------------------------------------------
      $ 160,000           $ 34,865        $ 47,322      $ 60,278       $ 73,312      $ 75,010      $ 77,010      $ 81,010
      $ 175,000           $ 38,615        $ 52,323      $ 66,528       $ 80,812      $ 82,727      $ 84,885      $ 89,260
      $ 200,000           $ 44,865        $ 60,656      $ 76,945       $ 93,312      $ 95,540      $ 98,010      $103,010
      $ 225,000           $ 51,115        $ 68,990      $ 87,362       $105,812      $108,352      $111,135      $116,760
      $ 250,000           $ 57,365        $ 77,323      $ 97,779       $118,313      $121,165      $124,260      $130,510
      $ 300,000           $ 69,866        $ 93,990      $118,613       $143,313      $146,790      $150,510      $158,010
      $ 400,000           $ 94,866        $127,324      $160,280       $193,314      $198,040      $203,010      $213,010
      $ 450,000           $107,366        $143,991      $181,114       $218,315      $223,665      $229,260      $240,510
      $ 500,000           $119,867        $160,658      $201,948       $243,315      $249,290      $255,510      $268,010
      $ 600,000           $144,867        $193,992      $243,615       $293,316      $300,540      $308,010      $323,010
      $ 800,000           $194,868        $260,660      $326,950       $393,318      $403,040      $413,010      $433,010
     $1,000,000           $244,869        $327,328      $410,285       $493,320      $505,540      $518,010      $543,010
     $1,500,000           $365,040        $490,040      $615,040       $740,040      $758,790      $777,540      $815,040

(1) These are hypothetical benefits based upon the Retirement Plan's normal retirement benefit formula. The maximum annual benefit permitted under
     Section 415 of the Internal Revenue Code of 1986, as amended (the "Code"), is generally limited to $160,000 at present and will be adjusted to reflect cost-of-living increases in 2003 and succeeding plan years.

(2) The benefits shown corresponding to these compensation ranges are hypothetical benefits based upon the Retirement Plan's normal retirement benefit formula. Under Section 401(a)(17) of the Code, compensation in excess of $200,000 (as adjusted to reflect cost-of-living increases) is disregarded for purposes of determining highest average compensation of participants in the Retirement Plan for 2002. Benefits accrued as of the last day of the plan year beginning in 1993 on the basis of compensation in excess of the applicable dollar limit are preserved. The $200,000 limit will be adjusted for cost-of-living increases in 2003 and succeeding plan years.

(3) This table includes supplemental pension benefits payable to Mr. Shorin in excess of the limitations on compensation and benefits under the Code and other applicable laws, pursuant to an amended and restated supplemental pension agreement entered into as of June 1, 2001 (the "Supplemental Pension Agreement"). These benefits are computed in accordance with the same formula provided under the Retirement Plan without regard to the aforementioned limitations. However, compensation attributable to stock appreciation rights and stock options is not taken into account in determining highest average compensation for purposes of the Supplemental Pension Agreement.

     The normal retirement benefit under the Retirement Plan is payable in the form of a "straight life" annuity and is equal to the greater of (i) 1.667% of a participant's highest average W-2 compensation multiplied by the participant's years of credited service not in excess of 30 years, plus .25% of the participant's highest average compensation multiplied by the participant's years of credited service in excess of 30 years, reduced by 50% of the participant's estimated primary Social Security benefit determined on the basis of the participant's earnings from the Company, or (ii) $204 multiplied by the participant's years of credited service not in excess of 20 years, plus $144 multiplied by the participant's credited service in excess of 20 years (but not to exceed 10 additional years). The "highest average compensation" for purposes of determining the normal retirement benefit is equal to 1/5 of the total compensation that is paid to a participant by the Company for the 60 consecutive-month period in which the participant's compensation was greatest during the 120-month period prior to the participant's retirement or termination of employment. Subject to the $200,000 compensation limit in the case of an executive officer other than Mr. Shorin, such compensation includes all compensation reflected in the Summary Compensation Table to the extent included in gross income for the applicable base years, except for income attributable to reimbursement of moving expenses.

     As of March 2, 2002, the persons named in the Summary Compensation Table were credited with the following years of service: Mr. Shorin-44, Mr. Boyum-13, Mr. Silverstein-10, Mr. Perillo-25, Mr. Friedman-14.

Employment Agreement
--------------------
     Effective June 1, 2001, the Company entered into an amended and restated employment agreement (the "Agreement") with Arthur T. Shorin, Chairman of the Board, President and Chief Executive Officer in order to secure Mr. Shorin's services through May 31, 2003. Mr. Shorin was paid an extension bonus of $500,000 under the Agreement for agreeing to extend the term of his employment. The Agreement provides for an annual base salary of $985,000 subject to increase at the discretion of the Compensation Committee. Mr. Shorin's agreement provides for an annual target bonus opportunity which is not less favorable than that provided for other executive officers of the Company.

     If Mr. Shorin is terminated without "Cause" or resigns for "Good Reason" (as defined in the Agreement), he will receive a full or prorated bonus for the year of termination (based on the time within the fiscal year that the termination occurs) and a lump sum severance payment will be made as liquidated damages equal to three times Mr. Shorin's base salary plus his highest annual bonus paid for the three fiscal years ended prior to the date of termination, and he will continue to participate in all of the Company's benefit plans for a period of three years following such termination. In addition, all of his unvested stock options vest and remain exercisable in accordance with their terms.

     The Agreement also requires that, in the event any payments made upon his termination of employment are treated as "parachute payments" subject to excise taxes under federal tax law, the Company will make an additional payment to the applicable tax authorities on behalf of Mr. Shorin so that his after-tax position is the same as if the payments were not subject to an excise tax.

     Mr. Shorin's Agreement also requires the Company to make annual contributions, to an irrevocable Company trust account, of assets equal to the present value of the supplemental pension benefits which accrue during each fiscal year for Mr. Shorin under his Supplemental Pension Agreement. In the event of his termination without Cause or Resignation for Good Reason, the Agreement counts severance compensation paid to Mr. Shorin in determining highest average compensation and credits Mr. Shorin with three additional years of service for pension purposes.

     If Mr. Shorin works until the end of the term and is not offered a two-year extension on equivalent terms with a minimum base salary adjustment for increases in the cost of living since June 1, 2001 and a $500,000 extension bonus, his employment will terminate and he will be paid the severance compensation outlined above for a termination without cause for two years instead of three. If an extension offer meeting the foregoing terms is made and Mr. Shorin elects to retire rather than accept the extension, Mr. Shorin will receive the severance compensation outlined above for one year instead of three.

     The Agreement also provides that if the term of the Agreement is not extended by the Company or if Mr. Shorin retires at the end of the term, the Company will offer Mr. Shorin a three-year post-employment consulting agreement providing for a $350,000 annual consulting fee in return for Mr. Shorin's continued part-time services.

Report of the Compensation Committee on Executive Compensation
--------------------------------------------------------------

     The Compensation Committee is responsible for setting the Company's compensation objectives and policies. It regularly approves compensation plans and sets specific compensation levels for all executive officers. In addition, the Compensation Committee administers the stock option plans and determines the degree and extent of awards granted thereunder.

Compensation Policy

     The Compensation Committee seeks to provide a total compensation package that is competitive and intended to retain and motivate the Company's executive officers. In structuring the compensation package for executive officers, the Committee seeks to provide financial incentives tied to the achievement of the Company's short-term and long-term business objectives and intended to enhance stockholder value.

Base Salary

     In setting base salary for the executive officers for fiscal 2002, the Compensation Committee considered the base salary levels of executives with similar responsibilities in companies of similar size, business and complexity. The Committee also considered each executive officer's experience in his position at the Company and his actual performance over the prior fiscal year. Based on the above criteria, the Compensation Committee made subjective determinations with respect to the compensation of all of the Company's executive officers other than Mr. Shorin (whose compensation was governed by an Employment Agreement).

Bonus Awards

     For fiscal 2002, bonuses were intended to reward achievements by the executive officers and were contingent upon the Company's financial performance during the year. The Company's Bonus Plan for fiscal 2002 was structured to reward executive officers for increases in the Company's operating profits. Bonus levels for fiscal 2002 were set by the Compensation Committee after consideration of bonus levels for executives with similar responsibilities in companies of similar size, business and complexity. Bonus payments for fiscal 2002 reflected attainment of the maximum earnings objectives for all executive officers.

Stock Option Awards

     Long-term incentive compensation opportunities are provided through grants of stock options under the Stock Incentive Plan. All options granted under such Plan have exercise prices which are at least equal to the fair market value of the Common Stock on the date of grant so as to directly align such incentive compensation with an increase in stockholder value. Pursuant to its practice of making discretionary grants of stock options to the Company's executive officers the Compensation Committee elected to make no grants of stock options to any executive officers of the Company during fiscal 2002.

Chief Executive Officer

     Mr. Shorin's base salary is set under the terms of his Employment Agreement. The increase in base salary made effective June 1, 2001 was in recognition of the fact that Mr. Shorin's last increase in base salary occurred in 1994. Mr. Shorin's annual performance bonus for fiscal 2002 was determined entirely by reference to uniform, preestablished earnings targets that were developed for all senior executives at the beginning of the fiscal year. These targets were fully attained. Mr. Shorin's extension bonus was negotiated as part of his employment contract.

Section 162(m)

     Section 162(m) of the Code generally disallows a tax deduction to public companies for annual compensation over $1 million paid to each of the Company's Chief Executive Officer and four other most highly compensated executive officers, except to the extent such compensation qualifies as "performance-based." Only Mr. Shorin has received compensation in excess of the
Section 162(m) limits and all other compensation has been fully deductible by the Company. While the Committee's policy has always been to pursue a strategy of maximizing deductibility of compensation for the Named Executive Officers, it also believes it is important to maintain the flexibility to take actions it considers in the best interests of the Company and its stockholders, which are necessarily based on considerations in addition to Section 162(m). In light of the competitive market for highly qualified executives, the Company has exercised that flexibility with respect to Mr. Shorin.

The Compensation Committee:
  Richard Tarlow
  Stanley Tulchin

                              CERTAIN RELATIONSHIPS

     Jack H. Nusbaum, a director, is a partner in the law firm of Willkie Farr & Gallagher, outside counsel to the Company. David M. Mauer, a director and member of the Audit Committee until April 15, 2002, was President and Chief Executive Officer of Riddell Sports Inc. until June 30, 2001, which supplied promotional material for one of the Company's sports products. Mr. Mauer also consulted for the Company and was paid $56,000 during the year ended March 2, 2002. Mr. Mauer has been retained as Special Consultant to the Company for fiscal 2003 and as such is expected to be paid approximately $250,000 during fiscal 2003. The
Compensation Committee on April 24, 2002 granted to Mr. Mauer options to purchase 30,000 shares of common stock at a price of $10.20 per share. Richard Tarlow, a director, is Chairman of Carlson & Partners, which produces commercials for the Company. Carlson & Partners was paid $52,400 for its services during the fiscal year ended March 2, 2002.

Performance Graph
-----------------

     The graph set forth below shows the yearly percentage change in the Company's cumulative total stockholder return against each of the S&P MidCap 400 and a composite index (the "Composite Index"), in each case assuming an investment of $100 on March 2, 1997 and the accumulation and reinvestment of dividends paid thereafter through March 2, 2002.


                  Comparison of 5 Year Cumulative Total Return
                       Assumes Initial Investment of $100



                               1997     1998     1999     2000     2001     2002
                               ----     ----     ----     ----     ----     ----

Topps Co Inc       Return%            -35.29    59.09    71.43    30.00    -1.64
                   Cum$     $100.00  $ 64.71  $102.94  $176.47  $229.41  $225.65

S&P 400 Midcap     Return%             36.52     2.12    30.99     8.93     2.70
                   Cum$     $100.00  $136.52  $139.41  $182.62  $198.93  $204.30

Peer Group Only    Return%             32.16    10.94   -20.86    27.29    10.49
                   Cum$     $100.00  $132.16  $146.61  $116.03  $147.70  $163.19
________________________________________________________________________________

Note: Data Complete through last fiscal year.
Note: Corporate  Performance  Graph  with  peer  group  uses  peer  group  only performance (excludes only company).
Note: Peer group indices use beginning of period market capitalization weighting



     The Composite Index is comprised of four industry groups reported in the "Directory of Companies required to file Annual Reports with the Securities and Exchange Commission," for the period ended September 30, 1993, and based upon the Standard Industrial Classification ("SIC") codes developed by the Office of Management and Budget, Executive Office of the President. The four industry groups are Miscellaneous Publishing (SIC Code 2741), Sugar and Confectionery Products (SIC Code 2060), Periodicals: Publishing or Publishing and Printing (SIC Code 2721) and Wholesale--Miscellaneous Durable Goods (SIC Code 5090).

Report of The Audit Committee of The Board of Directors
-------------------------------------------------------

     The Audit Committee is responsible for overseeing the Company's accounting functions and internal controls and for recommending to the Board of Directors, subject to stockholder ratification, the selection of the Company's independent accountants. The Audit Committee is composed of independent directors of the Company, as defined by Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards, and acts pursuant to a written charter adopted by the Board of Directors.

     The Audit Committee has reviewed and discussed with management and the independent accountants the audited financial statements for the fiscal year ended March 2, 2002. In addition, the Audit Committee has discussed with the independent accountants the matters required to be discussed by the Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     The independent accountants provided to the Audit Committee the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended. The Audit Committee has reviewed and discussed with the independent accountants the firm's independence and has considered the compatibility of any non-audit services with the auditors' independence.

     Based on its review of the audited financial statements and the various discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-K for the fiscal year ended March 2, 2002.

Audit Fees
----------

     Audit fees billed to the Company by Deloitte & Touche LLP during the Company's fiscal year ended March 2, 2002 for review of the Company's annual financial statements and those financial statements included in the Company's quarterly reports on Form 10-Q totaled $297,900.

Financial Information Systems Design and Implementation Fees
------------------------------------------------------------

     The Company did not engage Deloitte & Touche LLP to provide advice to the Company regarding financial information systems design or implementation during the Company's fiscal year ended March 2, 2002.

All Other Fees
--------------

     Fees billed to the Company by Deloitte & Touche LLP during the Company's fiscal year ended March 2, 2002 for all other services rendered to the Company totaled $270,400. Included in this number were due diligence and purchase price allocation work related to an acquisition totaling $164,900 and a tax planning project totaling $92,600.

April 30, 2002

                                                Allan A. Feder
                                                Stephen D. Greenberg
                                                Stanley Tulchin

Proposal To Approve the Amended Directors Plan
----------------------------------------------

Description of the Amended Directors Plan
-----------------------------------------

     In 1994, the Board of Directors unanimously adopted the 1994 Non-Employee Director Stock Option Plan (the "Original Directors Plan") and the stockholders of the Company subsequently approved the Original Directors Plan. On May 18, 1998, in connection with its decision to discontinue the practice of giving directors who are not employees of the Company cash compensation for their director services and to replace such cash compensation with additional options, the Board of Directors amended and restated the Original Directors Plan and the stockholders subsequently approved such amendment and restatement (the "Plan").

     After the automatic option grant at the 2001 Annual Meeting, there were 125,000 shares of Common Stock available for the issuance of new options under the Plan. The Board of Directors believes that the Plan is essential to the retention and attraction of highly qualified individuals to serve as members of the Board of Directors. In order to continue the annual grant of options under the Plan for 2002 and future years, the Board of Directors amended and restated the Plan (as amended and restated, the "Amended Directors Plan") as of June 27, 2002 to increase the number of shares of Common Stock available for new option grants by an additional 200,000 shares. The Amended Directors Plan and any options granted thereunder are subject to the approval of the stockholders of the Company at the Annual Meeting.

     The Amended Directors Plan is intended to closely align the interests of directors with those of the Company's stockholders and to provide an inducement to obtain and retain of qualified persons who are neither employees nor officers of the Company to serve as members of the Board of Directors by providing them with an equity interest in the Company and with fair and reasonable compensation.

     The following is a summary of the material features of the Amended Directors Plan, the complete text of which was filed with the SEC along with the Proxy Statement.

Administration
--------------

     The Amended Directors Plan can be administered by either the Board of Directors or the Compensation Committee (hereafter called the "Committee"). The Committee currently administers the Amended Plan. The current members of the Committee are Messrs. Tarlow and Tulchin. Members of the Committee are appointed by and serve at the pleasure of the Board of Directors. The Committee, subject to the provisions of the Amended Directors Plan, has the power to construe the Amended Directors Plan, to determine all questions thereunder and to adopt and amend such rules and regulations for the administration of the Amended Directors Plan as it may deem desirable.

Shares Subject to the Amended Directors Plan
--------------------------------------------

     As noted above, the sole reason for the amendment and restatement of the Plan was to increase the number of shares of Common Stock which can be issued pursuant to options granted to non-employee directors from 754,000 to 954,000. After approval of the Amended Directors Plan, 325,000 shares will be available for issuance. Options under the Amended Directors Plan are subject to adjustment as described below under "Changes in Stock; Recapitalization and Reorganization." If any options granted under the Amended Directors Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefor shall revert to the status of available shares under the Amended Directors Plan.

Eligibility; Automatic Grant of Options
---------------------------------------

     Options are granted pursuant to the Amended Directors Plan only to non-employee members of the Board of Directors. Eight persons are currently eligible to participate in the Amended Directors Plan.

     Unless action is taken by the Committee to reduce such number, each non-employee member of the Board of Directors will automatically be granted each year on the date of the Company's Annual Meeting of Stockholders, without further action by the Board of Directors, options to purchase 17,000 shares of Common Stock. None of the options granted under the Amended Directors Plan is intended to be an "Incentive Stock Option" within the meaning of Section 422 of the Code.

Option Price
------------

     The exercise price per share of options granted under the Amended Directors Plan is 100% of the fair market value of the Common Stock on the day prior to the date the option is granted.

Market Value
------------

     As of May 23, 2002, the closing price for the Common Stock on the Nasdaq National Market was $11.00.

Option Duration
---------------

     Options granted under the Amended Directors Plan will expire ten (10) years from the date of option grant.

Vesting
-------

     Each option granted under the Amended Directors Plan becomes exercisable with respect to all of the underlying shares on the day preceding the date of the Company's next Annual Meeting of Stockholders following the Annual Meeting on which the options were granted.

Exercise of Options and Payment for Stock
-----------------------------------------

     Each option granted under the Amended Directors Plan is exercisable as provided in such option. Exercise of an option under the Amended Directors Plan is effected by a written notice of exercise, delivered to the Company together with payment for the shares in full, which payment may be made in part or in full (i) in cash, (ii) by certified or cashier's check, (iii) by tendering mature shares of Common Stock of the Company valued at fair market value, (iv) through a brokered exercise transaction, or (v) through any combination of payment described in (i) through (iv) above.

Effect of Termination as a Director or of Death or Disability
-------------------------------------------------------------

     Options granted under the Amended Directors Plan will remain exercisable by the optionees following their cessation of service with the Board of Directors until the expiration of the full ten-year term, but only to the degree that such options were exercisable at the time of such cessation.

Non-Assignability of Options
----------------------------

     Options granted pursuant to the Amended Directors Plan are generally not assignable or transferable other than by will or the laws of descent and distribution and are exercisable during an optionee's lifetime only by the optionee. The Committee may, either at the time of grant or thereafter, allow for the transfer of options.

Changes in Stock; Recapitalization and Reorganization
-----------------------------------------------------

     In the event that the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, or in the event of a stock split, combination of shares or dividends payable in capital stock, automatic adjustment is made in the number and kind of shares as to which outstanding options or portions thereof then unexercised are exercisable and in the available shares set forth in the Amended Directors Plan, so that the proportionate interest of the optionee after the occurrence of such event is the same as before the occurrence of such event. Such adjustment in outstanding options is made without change in the total price applicable to the unexercised portion of such options and with a corresponding adjustment in the option price per share.

     If the Company is reorganized, consolidated, or merged with another corporation, or if all or substantially all of the assets of the Company are sold or exchanged, the optionee will, after the occurrence of such a corporate event, be entitled to receive upon the exercise of his option the same number and kind of shares of stock or the same amount of property, cash, or securities as he would have been entitled to receive upon the happening of any such corporate event as if he had exercised such option and had been, immediately prior to such event, the holder of the number of shares covered by such option.

     Any adjustment in the number of shares shall apply proportionately to only the unexercised portion of any option granted under the Amended Directors Plan. If fractions of a share would result from any such adjustment, the adjustment will be revised to the next higher whole number of shares.

Change in Control
-----------------

     Notwithstanding any vesting provisions set forth in the Amended Directors Plan or in any option agreement issued under the Amended Directors Plan, upon a Change in Control of the Company, as defined in the Amended Directors Plan, all outstanding unexercised options will become fully vested and immediately exercisable.

Termination and Amendment
-------------------------

     The Committee may at any time terminate the Amended Directors Plan or make such modification or amendment thereof as it may deem advisable, provided, however, that the Committee may not, without approval by the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at a stockholders meeting, (a) increase the maximum number of shares for which options may be granted under the Amended Directors Plan, except as previously described under "Changes in Stock; Recapitalization and Reorganization", or (b) change the price at which options are to be granted. Termination or any modification or amendment of the Amended Directors Plan may not, without consent of a participant, affect his rights under an option previously granted to him.

Federal Income Tax Consequences
-------------------------------

     An option granted under the Amended Directors Plan is taxed for United States federal income tax purposes in accordance with the Code and regulations issued thereunder. For such purposes, the following general rules are applicable under existing law to directors who receive and exercise options pursuant to the Amended Directors Plan and to the Company, based upon the assumption that the options do not have a readily ascertainable value at the date of grant:

     1. The director does not recognize any income upon the grant of an option, and the Company is not allowed a business expense deduction by reason of such grant.

     2. The director will recognize ordinary compensation income at the time of exercise of the option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price.

     3. When the director sells the shares acquired by exercise of the option, he will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his basis in the shares (i.e., the exercise price plus the amount taxed to the director as compensation income as a result of his exercise of the option). If the director holds the shares for longer than one year, this gain or loss will be a long-term capital gain or loss.

     4. In general, the Company will be entitled to a tax deduction in the year in which compensation income is recognized by the director in the amount of such compensation income.

New Plan Benefits
-----------------

     The following table sets forth the benefits to be allocated to each non-employee member of the Board of Directors for fiscal 2003, if the Amended Directors Plan is approved by the stockholders.

                                                                Dollar
                Name                           Value        Number of Units
   ------------------------------------------------------------------------
                Allan A. Feder                  (1)             17,000
                Stephen D. Greenberg            (1)             17,000
                Ann Kirschner                   (1)             17,000
                David M. Mauer                  (1)             17,000
                Edward D. Miller                (1)             17,000
                Jack H. Nusbaum                 (1)             17,000
                Richard Tarlow                  (1)             17,000
                Stanley Tulchin                 (1)             17,000
                                                               --------
                Non-Employee Directors as a Group              136,000

(1) Because the market value of the Common Stock as of the date of grant is currently unknown, the dollar value is not determinable.

Proposed Action

     Approval of the adoption of the Amended Directors Plan will require the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting.


         YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE
                     APPROVAL OF THE AMENDED DIRECTORS PLAN.

                             APPOINTMENT OF AUDITORS

     The Board of Directors has retained Deloitte & Touche LLP as independent certified public accountants to report on the consolidated financial statements of the Company for the fiscal year ending March 1, 2003 and to perform such other services as may be required of them. The Board of Directors has directed that management submit the appointment of auditors for ratification by the stockholders at the Annual Meeting. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.


         YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE TOPPS COMPANY, INC. AUDITORS

                  STOCKHOLDER PROPOSALS -- 2003 ANNUAL MEETING

     Any proposals of stockholders of the Company intended to be included in the Company's proxy statement and form of proxy relating to the Company's next annual meeting of stockholders must be in writing and received by the Assistant Treasurer of the Company at the Company's office at One Whitehall Street, New York, New York 10004-2109 no later than January 24, 2003. In the event that the next annual meeting of stockholders is called for a date that is not within 30 days before or after June 29, 2003, in order to be timely, notice by the stockholder must be received no later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.

     Any stockholder  interested in making a proposal is referred to Article II,
Section 4 of the Company's Restated By-Laws.


                                  OTHER MATTERS

     Management does not know of any matters other than the foregoing that will be presented for consideration at the Annual Meeting. However, if other matters properly come before the Annual Meeting, the proxy holders should vote upon them in accordance with their best judgment.

                             SOLICITATION OF PROXIES

     The entire cost of soliciting management proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally by directors, officers or regular employees of the Company, who will not be compensated for their services. Management of the Company intends to request banks, brokerage houses, custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of the Common Stock held of record by such persons and entities.

     The Company will provide to any stockholder of record at the close of business on May 15, 2002, without charge, upon written request to Investor Relations at One Whitehall Street, New York, New York 10004-2109, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended March 2, 2002. By order of the Board of Directors,


                                                Arthur T. Shorin
                                                Chairman, President and
                                                Chief Executive Officer